Summary Prospectus Supplement

April 24, 2020

Morgan Stanley Institutional Fund Trust

Supplement dated April 24, 2020 to the Morgan Stanley Institutional Fund Trust Summary Prospectus dated January 28, 2020

Short Duration Income Portfolio

Effective July 1, 2020, the first sentence of the second paragraph of the section of the Summary Prospectus entitled "Fees and Expenses" is hereby deleted and replaced with the following:

For purchases of Class A shares, you may qualify for a sales charge discount if the cumulative net asset value per share ("NAV") of Class A shares of the Fund being purchased in a single transaction, together with the NAV of any Class A shares of the Fund already held in Related Accounts (as defined in the section of the Prospectus entitled "Shareholder Information—Sales Charges Applicable to Purchases of Class A Shares") as of the date of the transaction as well as Class A shares of Morgan Stanley Institutional Fund Trust Ultra-Short Income or Ultra-Short Municipal Income Portfolios already held in Related Accounts as of the date of the transaction, amounts to $100,000 or more.

Effective July 1, 2020, the table in the section of the Summary Prospectus entitled "Fees and Expenses—Shareholder Fees" is hereby deleted and replaced with the following:

Shareholder Fees
(fees paid directly from your investment)

	Class I	Class A	Class L	Class C	Class IS
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	2.00%	None	None	None
Maximum deferred sales charge (load) (as a percentage based on the lesser of the offering price or NAV at redemption)	None	None	None	1.00%[1]	None

Effective July 1, 2020, each row with respect to Class A in the tables entitled "If you SOLD Your Shares" and "If You HELD Your Shares" in the section of the Summary Prospectus entitled "Fees and Expenses—Example" is hereby deleted and replaced with the following:

	1 Year	3 Years	5 Years	10 Years
Class A	$255	$417	$594	$1,104

Effective July 1, 2020, the row with respect to Class A in the table entitled "Average Annual Total Returns" in the section of the Summary Prospectus entitled "Performance Information" is hereby deleted and replaced with the following:

	Past One Year	Past Five Years	Past Ten Years	Since Inception
Class A (commenced operations on 9/28/07)†
Return Before Taxes	1.72%	2.57%	2.17%	0.32%

†  Effective July 1, 2020, the historical total returns with sales charges deducted for Class A shares have been restated to reflect the current maximum sales charge of 2.00%.

Please retain this supplement for future reference.

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